Exhibit 10.3

INCREMENTAL AGREEMENT NO. 1
This Incremental Agreement No. 1, dated as of June 29, 2016 (this “Incremental Agreement No. 1”), to the Credit Agreement, dated as of April 28, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sprint Communications, Inc. (the “Borrower”), the Guarantors party thereto, the Lenders parties thereto and Mizuho Bank, Ltd., as Arranger, Bookrunner and administrative agent for the Lenders (the “Administrative Agent”), is made and entered into by and among the Borrower, the Guarantors, the Administrative Agent and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, pursuant to Section 2.08(d) of the Credit Agreement, the Borrower has requested an Incremental Facility that increases the amount of the Commitments by an aggregate of $500,000,000, and BTMU as an Increasing Lender (in such capacity, an “Incremental Lender”) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that, as permitted by Section 2.08 of the Credit Agreement, (a) the Incremental Lender will provide such Incremental Facility and (b) the Credit Agreement will be amended as set forth herein, subject to the terms and conditions set forth herein, without need for additional consent or approval of the Lenders;
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Guarantors, the Administrative Agent and the Incremental Lender hereby agree as follows:
1.    Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.    Amendments to Section 1.1 (Defined Terms).

(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Incremental Agreement No. 1” means that certain Incremental Agreement No. 1, dated as of June 29, 2016, among the Borrower, the Administrative Agent and the Incremental Lender named therein.
“Incremental Agreement No. 1 Effective Date” has the meaning assigned to such term in Incremental Agreement No. 1.
(b)The definition of “Commitments” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding after the reference to $2,000,000,000 therein the following:

“and the aggregate amount of the Commitments as of the Incremental Agreement No. 1 Effective Date is $2,500,000,000.”
3.    Incorporation of Incremental Facility. (a) Each of the undersigned Incremental Lender, the Administrative Agent, the Borrower and the Guarantors acknowledges and agrees that upon the execution by such Incremental Lender of this Incremental Agreement No. 1 and the occurrence of the

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Incremental Agreement No. 1 Effective Date, the Incremental Lender shall have an aggregate Commitment as set forth on Schedule I hereof opposite the Incremental Lender’s name (as such Commitment may thereafter be changed from time to time pursuant to the terms of the Credit Agreement).

(b)    The Incremental Lender (i) confirms that it has received all documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Agreement No. 1; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, its obligation pursuant to Section 2.16(f) of the Credit Agreement.

4.    Credit Agreement Governs. Except as set forth in this Incremental Agreement No. 1, the Loans made pursuant hereto shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

5.    Schedule 2.01. Attached as Schedule I hereto is an amended Schedule 2.01 to the Credit Agreement, which sets forth the aggregate Commitment of the Lenders as of the Incremental Agreement No. 1 Effective Date.

6.    Notice. The notice address of the Incremental Lender shall be as specified pursuant to the Credit Agreement.

7.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender (before and after giving effect to this Incremental Agreement No. 1):

(a)    Each Obligor has the requisite corporate or equivalent power and authority to execute, deliver and perform this Incremental Agreement No. 1 and, in the case of the Borrower, to borrow under the Credit Agreement as amended by this Incremental Agreement No. 1 (the “Amended Credit Agreement”). Each Obligor has taken all necessary limited liability company, corporate or equivalent actions to authorize the execution, delivery and performance of this Incremental Agreement No. 1 and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of the Amended Credit Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with this Incremental Agreement No. 1, the borrowings under the Amended Credit Agreement or the execution, delivery, performance, validity or enforceability of this Incremental Agreement No. 1 except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect. This Incremental Agreement No. 1 has been duly executed and delivered on behalf of each Obligor party hereto. On the Incremental Agreement No. 1 Effective Date, each of this Incremental Agreement No. 1, the Amended Credit Agreement and each other Loan Document will constitute a legal, valid and binding obligation of each Obligor that is a party thereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

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(b)    The execution, delivery and performance of this Incremental Agreement No. 1 by each Obligor, the borrowings under the Amended Credit Agreement and the use of the proceeds thereof will not violate any laws, regulations, policies and orders of any Governmental Authority applicable to it (or its Subsidiaries) or its (or their) property or any indentures, agreements and other instruments binding upon it (or its Subsidiaries) or its (or their) property (except where such violation or the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect) and will not result in, or require, the creation or imposition of any Lien on any of their respective properties.
(c)    Each of the representations and warranties made by any Obligor herein or in or pursuant to each of the Loan Documents is true and correct on and as of the Incremental Agreement No. 1 Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date).
(d)    Immediately after giving effect to this Incremental Agreement No. 1, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Incremental Agreement No. 1.
(e)    The Borrower is in pro forma compliance with the financial covenants set forth in Section 6.05 of the Credit Agreement on and as of the Incremental Agreement No. 1 Effective Date after giving effect to the transactions contemplated hereby.
(f)    Each Obligor hereby confirms as of the date hereof that (x) neither its certificate or articles of incorporation or formation, as applicable, nor its bylaws or operating agreement, as applicable, have been amended or modified since the date of the respective version thereof delivered by such Obligor on the Effective Date in a manner that would be adverse to the Lenders and (y) the corporate, LLC or partnership resolutions and consents, as applicable, delivered in connection with the closing of the Credit Agreement on April 28, 2016 which approved the execution and delivery of the Credit Agreement (including as amended by this Incremental Agreement No. 1) and the other Loan Documents and the performance by such Obligor of its obligations thereunder, and authorizing the transactions contemplated hereby and thereby, remain in full force and effect and have not been amended, rescinded or modified since April 28, 2016.
8.    Effectiveness. This Incremental Agreement No. 1 shall become effective on the date (the “Incremental Agreement No. 1 Effective Date”) on which the following conditions precedent shall have been satisfied:

(a) Incremental Agreement No. 1. The Administrative Agent shall have received this Incremental Agreement No. 1, duly executed and delivered by the Borrower, the Guarantors, the Administrative Agent and the Incremental Lender. For the avoidance of doubt, the Administrative Agent hereby waives the requirement for notice to be provided to it by the Arranger pursuant to Section 2.08(d)(i)(A)of the Credit Agreement.
(b) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid on or before the Incremental Agreement No. 1 Effective Date, and all expenses required to be paid on or before the Incremental Agreement No. 1 Effective Date for which invoices have been timely presented, including, without limitation, the reasonable fees and expenses of legal counsel.
(c) No Default. Immediately after giving effect to this Incremental Agreement No. 1, no Default or Event of Default shall have occurred and be continuing.

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9.    Continuing Effect of the Credit Agreement. This Incremental Agreement No. 1 shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. On and after the Incremental Agreement No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Incremental Agreement No. 1. This Incremental Agreement No. 1 is a Loan Document for all purposes of the Credit Agreement.

10.    Amendment, Modification and Waiver. This Incremental Agreement No. 1 may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

11.    Counterparts. This Incremental Agreement No. 1 may be executed by the parties hereto in any number of separate counterparts (including emailed or facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

12.    Severability. Any provision of this Incremental Agreement No. 1 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.    Integration. This Incremental Agreement No. 1 and the other Loan Documents represent the agreement of the Obligors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any such party relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the other Loan Documents.

14.    GOVERNING LAW. THIS INCREMENTAL AGREEMENT NO.1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS INCREMENTAL AGREEMENT NO.1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

15.    Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Incremental Agreement No. 1, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Agreement No. 1 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SPRINT COMMUNICATIONS, INC., as Borrower

By:
/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

[Incremental Agreement No. 1]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Incremental Lender that is an Increasing Lender
By:
/s/ Tadashi Iwanaga
Name: Tadashi Iwanaga
Title: General Manager, Corporate Banking Division No. 7

[Incremental Agreement No. 1]

NEW PARENT GUARANTOR:
SPRINT CORPORATION

By:
/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

[Incremental Agreement No. 1]

GUARANTORS:

TEXAS UNWIRED

By: Louisiana Unwired, LLC,
its Partner

By:    /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

By: SprintCom, Inc.,
its Partner

By:     /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Vice President and Treasurer

C FON CORPORATION

By:

/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Assistant Treasurer

UNITED TELECOMMUNICATIONS, INC.

By:

/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Assistant Treasurer

EACH OF THE OTHER GUARANTORS LISTED
ON ANNEX 1 ATTACHED HERETO

By:

/s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Assistant Treasurer

[Incremental Agreement No. 1]

MIZUHO BANK, LTD., as Administrative Agent
By:
/s/ Nobuhide Hayashi
Name: Nobuhide Hayashi
Title: President & CEO

[Incremental Agreement No. 1]